THIS EXHIBIT HAS BEEN REDACTED TO REMOVE INFORMATION THAT IS NOT MATERIAL AND THAT THE REGISTRANT MUST TREAT AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 2
TO
LICENSE AND COLLABORATION AGREEMENT

AMENDMENT NO. 2 TO LICENSE AND COLLABORATION AGREEMENT, dated as of February 14th, 2022 (this "**Amendment No. 2**"), by and between Felicitex Therapeutics, Inc., a Delaware corporation ("**Felicitex**") and Eurobio Scientific SA (formerly Diaxonhit), a French company ("**Eurobio**").

RECITALS

A. Eurobio and Felicitex previously entered into that certain License and Collaboration Agreement, dated April 16, 2014 (the "**License Agreement**").

B. On July 21, 2014, Eurobio and Felicitex entered into the Amendment No.1 to License and Collaboration Agreement (the "**Amendment No. 1**").

C. Upon execution and delivery by Felicitex to Eurobio of Amendment No. 1, Eurobio supplied Felicitex at no cost, an additional maximum quantity [redacted] of Material for further research to be conducted, such additional work becoming part of the POC study. Any portion of Material that was not used was returned to Eurobio upon completion of the POC study.

D. The POC study completion report was delivered by Felicitex to Eurobio on or before October 31, 2014 as required by Section 11.1 of the License Agreement and Amendment No. 1.

E. Felicitex has timely made all payments to Eurobio required under Sections 7.1 and 7.2 of the License Agreement as of the date of this Amendment No. 2.

F. The parties hereto desire to amend the License Agreement to clarify that the License Agreement remains in effect and shall continue in effect unless otherwise terminated by one of the parties thereto in compliance with the terms thereof, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. All capitalized words and phrases used herein without definition shall have the meanings ascribed to them in the License Agreement.

2. AMENDMENTS.

2.1 Article 1 of the License Agreement is hereby amended to add the following new Sections 1.28 and 1.29:

Section 1.28: "'**Effective Date**' means October 31, 2014."

JAC

Section 1.29: "'**Term**' means the period beginning on the Effective Date and continuing until the termination of this Agreement in accordance with Section 11.1, Section 11.2, or Section 11.3 hereof.

2.2 Section 6.1 of the License Agreement is hereby amended and restated in its entirety to read as follows:

"License. In consideration of the agreed upon Investment Payments, timely payment to DIAXONHIT of the license down payment pursuant to Section 7.1, and other payments set forth in Section 7.2, DIAXONHIT hereby grants to Felicitex an exclusive, royalty-bearing, and perpetual license in the Field under the DIAXONHIT IP in the Territory to make, have made, use, Develop, Manufacture, and commercialize Products derived from DYRK 1B Diaxonhit Program."

2.3 Section 11.1 of the License Agreement is hereby amended and restated in its entirety to read as follows:

"License Term. The DIAXONHIT IP license granted under Section 6.1 of this Agreement will commence as of the Effective Date and, unless sooner terminated in accordance with the terms hereof, will be perpetual and continue in effect for the duration of Felicitex's payment obligations set forth herein.

2.4 The following text in Amendment No. 1 is hereby deleted and shall be given no force or effect whatsoever: "There will be no further extension of the License Agreement after October 31, 2014."

3. EFFECT OF AMENDMENT. Except as amended as set forth above, the License Agreement and Amendment No. 1 shall continue in full force and effect. In the event of a conflict between the provisions of this Amendment No. 2 and the License Agreement or Amendment No. 1, this Amendment No. 2 shall prevail and govern.

4. COUNTERPARTS. This Amendment No. 2 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

5. GOVERNING LAW. The validity, construction and effect of this Amendment No. 2 will be governed by the laws of the State of Delaware without giving effect to that state's conflict of laws rules. Any dispute will be resolved in a forum located in the State of Delaware. The provisions of this Section 5 shall survive the entry of any judgment, and will not merge, or be deemed to have merged, into any judgment.

[*Signature page follows*]

HL

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates set forth underneath their signatures below.

Eurobio Scientific SA

____
By: Herve Duchesne de Lamotte
Title: CFO

Address:
7 avenue de Scandinavie
ZA de Courtaboeuf
91940 LES ULIS, FRANCE

Felicitex Therapeutics Inc.

____
Maria Vilenchik, Ph.D
02/16/2022

Address:
27 Strathmore Road
Natick, MA 01760